UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2018

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Boulevard, #400, Lakewood, CO 80228

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 31, 2018, Good Times Restaurants Inc. (the “Company”) and each of its wholly-owned subsidiaries, as guarantors (the “Subsidiary Guarantors”), entered into a Second Amendment to Credit Agreement (the “Second Amendment”) with Cadence Bank, N.A., as lender (“Cadence”) which amends the Credit Agreement (“Senior Credit Facility”) entered into by the Company with Cadence on September 8, 2016 and as previously amended on September 11, 2017 by the First Amendment to Credit Agreement (the “First Amendment”). The Second Amendment provides for the expansion of the senior revolving loan under the Senior Credit Facility, as amended, from $12.0 million to $17.0 million (the “Revolver”).

Proceeds from the Senior Credit Facility will be used (i) to fund new restaurant development, (ii) for general corporate purposes, and (iii) to pay transactions costs associated with the Senior Credit Facility.

Under the Second Amendment, the Revolver will be available until December 31, 2021. The loans may from time to time consist of a mixture of Eurodollar Rate Loans and Base Rate Loans with differing interest rates based upon varying additions to the Federal Funds Rate, the Cadence prime rate or LIBOR. The Senior Credit Facility also carries an upfront fee of 0.50% and a commitment fee of 0.25% per annum on the unused portion of the Senior Credit Facility. No principal payments are required to be made until maturity of the Senior Credit Facility.

The Senior Credit Facility includes customary affirmative and negative covenants and events of default and also requires the Company to maintain various financial condition ratios.

In connection with the Senior Credit Facility, the Company and its wholly owned Subsidiaries, and Cadence entered into a Security and Pledge Agreement (the “Security Agreement”). Under the Security Agreement, the Senior Credit Facility is secured by a first priority security interest in substantially all the assets of the Company and those Subsidiaries.

The above descriptions of the Second Amendment, the Senior Credit Facility, and the Security Agreement are qualified in their entirety by the Second Amendment, a copy of which is attached hereto as Exhibit 10.1; the Senior Credit Facility and the Security Agreement, copies of which were previously filed as Exhibits 10.1 and 10.2, respectively, to the registrant’s Current Report on Form 8-K filed September 13, 2016; and the First Amendment, a copy of which was previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 regarding the Senior Credit Facility Amendment Agreement is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1*	Second Amendment to Credit Agreement, dated October 31, 2018, by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.2	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.3	Cadence Bank Security and Pledge Agreement (previously filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No.
000-18590) and incorporated herein by reference)

10.4	Cadence Bank First Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017 (File No. 000-18590) and incorporated herein by reference)

99.1*	Press Release dated November 2, 2018

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: November 2, 2018	By
Boyd E. Hoback
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1*	Second Amendment to Credit Agreement, dated October 31, 2018, by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.2	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.3	Cadence Bank Security and Pledge Agreement (previously filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No.
000-18590) and incorporated herein by reference)

99.1*	Press Release dated November 2, 2018